HIBERNIA CORPORATION

                         1993 DIRECTOR STOCK OPTION PLAN

                   Amended and Restated as of January 27, 1999

1.       Definitions

         In this Plan, except where the context otherwise indicates, the following definitions apply:

                  a. "Agreement" means the written agreement implementing the grant of an Option.

                  b.  "Board" means the Board of Directors of the Corporation.

                  c. "Code" means the Internal Revenue Code of 1986 , as amended.

                  d. "Committee" means the committee appointed by the Board to administer the Plan, which committee shall meet the standards imposed by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any similar successor rule, and all of the members of which shall be Nonemployee Directors. Unless otherwise determined by the Board or required by this Plan, the Board Governance Committee of the Board shall be the Committee.

                  e. "Common Stock" means the Class A common voting stock, no par value, of the Corporation.

                  f. "Corporation" means Hibernia Corporation, a Louisiana corporation, and any successor thereto.

                  g. "Date of Exercise" means the date on which the Corporation receives notice of the exercise of an Option in accordance with the terms of Article 7.

                  h. "Date of Grant" means the date on which an Option is granted by the Committee or otherwise granted pursuant to the terms of the Plan.

                  i. "Fair Market Value" of a Share means on any day the amount equal to the average of the reported high and low sale prices for shares of Common Stock on the NYSE, or other market in which the Common Stock is traded, on such day as reported by such source as the Committee may select, or, if such price quotations are not available, then the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

                  j. "Nonemployee Director" means a director of the Corporation, other than a Retired Employee Director, who is not, and has not been for a period of at least one year prior to the date as of which the determination is made, an employee of the Corporation or a Subsidiary.

                  k. "Nonstatutory Stock Option" means an Option granted under the Plan that is not an incentive stock option within the meaning of Section 422 of the Code.

                  l.  "NYSE" means the New York Stock Exchange, Inc.

                  m. "Option" means an option to purchase Shares granted in accordance with the terms of Article 6.

                  n. "Option Period" means the period during which an Option may be exercised.

                  o. "Option Price" means the price per Share at which an Option may be exercised.

                  p.  "Optionee"   means  a  Nonemployee   Director  or  Retired
                      Employee Director to whom an Option has been granted.

                  q. "Plan" means the Hibernia Corporation 1993 Director Stock Option Plan.

                  r. "Retired Employee Director" means any Director who has retired from service as an employee of the Company or any of its subsidiaries.

                  s. "Share" means a share of authorized but unissued or reacquired Common Stock.

                  t. "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Corporation, either directly or through one or more other Subsidiaries.

2.       Purpose

         The Plan is intended to assist in attracting and retaining Nonemployee Directors and Retired Employee Directors of outstanding ability and to promote the identification of their interests with those of the shareholders of the Corporation.

3.       Administration

         The Plan shall be administered by the Committee. In addition to any other powers granted to the Committee, it shall have the following powers, subject to the express provisions of the Plan:

                  a. to determine all other terms and provisions of each Agreement, which need not be identical;

                  b.  to construe and interpret the Agreements and the Plan;

                  c. to provide for the payment of the Option Price in cash, shares of Common Stock valued at Fair Market Value on the Date of Exercise, or a combination of cash and shares of Common Stock;

                  d. to provide for satisfaction of federal, state or local tax liabilities incurred in connection with the exercise of a Nonstatutory Stock Option through, without limitation, retention of shares of Common Stock otherwise issuable on the exercise of a Nonstatutory Stock Option or delivery of Common Stock to the Corporation by the Optionee under such terms and conditions as the Committee deems appropriate; and

                  e. to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         Any determinations made or actions taken by the Committee pursuant to the Plan shall be binding and final.

4.       Eligibility

         Options may be granted only to Nonemployee Directors and Retired Employee Directors. A Nonemployee Director or a Retired Employee Director who has been granted an Option may be granted additional Options as provided in the Plan.

5.       Stock Subject to the Plan

                  a. There is hereby reserved for issuance upon the exercise of Options granted under the Plan an aggregate of 1,000,000 Shares.

                  b. If an Option expires or terminates for any reason without having been fully exercised, the unpurchased Shares that had been subject to such Option at the time of its expiration or termination shall become available for other Options to be granted under the Plan.

                  c. The Shares issued upon the exercise of an Option shall be charged against the number of Shares subject to the Plan and such number of Shares shall not become available for the grant of other Options.

6.       Options for Nonemployee Directors and Retired Employee Directors

                  a. Unless prohibited by applicable law or contract to which the Corporation is a party or is otherwise subject, on the date that corresponds to the first business day after the Annual Meeting of Shareholders of the Company in each year commencing in 1993, each Nonemployee Director of the Company shall automatically and without further action by any person be granted an Option to purchase 5,000 shares of Common Stock at an exercise price equal to the Fair Market Value of the Common Stock on such Date of Grant. If any such grant is prohibited by law or contract, it shall be made on the first business day after such legal or contractual restriction or limitation is no longer effective.

                  b. Unless prohibited by applicable law or contract to which the Corporation is a party or is otherwise subject, on the date that corresponds to the first business day after the Annual Meeting of Shareholders of the Company in each year after an individual becomes a Retired Employee Director, he or she shall automatically and without further action by any person be granted an Option to purchase 5,000 shares of Common Stock at an exercise price equal to the Fair Market Value of the Common Stock on such Date of Grant. If any such grant is prohibited by law or contract, it shall be made on the first business day after such legal or contractual restriction or limitation is no longer effective.

                  c. Each Option granted pursuant to this Article 6 will become initially exercisable as to 50% of the Shares subject thereto on the date that is two years following the Date of Grant, as to an additional 25% of the Shares subject thereto on the date that is three years following the Date of Grant and as to the remaining 25% of the Shares subject thereto on the date that is four years following the Date of Grant. To the extent not theretofore exercised, each Option will expire upon the earlier to occur of (i) the date of any affiliation of the Optionee with a competitor of the Corporation and its Subsidiaries or (ii) ten years following the Date of Grant.

                  d. Nonemployee Directors may not be granted Options otherwise than pursuant to this Article 6, except that each person who first becomes a Nonemployee Director after October 20, 1997 automatically and without further action by any person will be granted, on the date such person first becomes a Nonemployee Director, a Nonstatutory Stock Option to purchase 5,000 Shares at an Option Price equal to the Fair Market Value of the Shares on such Date of Grant. Each Option granted pursuant to this Article 6(d) will become exercisable in full on the date six months following the Date of Grant and, to the extent not theretofore exercised, will expire upon the earlier to occur of (i) the date of any affiliation of the Optionee with a competitor of the Corporation and its Subsidiaries or (ii) ten years following the Date of Grant.

                  e. Retired Employee Directors may not be granted Options otherwise than pursuant to this Article 6, except that each person who first becomes a Retired Employee Director after October 20, 1997 automatically and without further action by any person will be granted, on the date that is one year after such person first becomes a Retired Employee Director, a Nonstatutory Stock Option to purchase 5,000 Shares at an Option Price equal to the Fair Market Value of the Shares on such Date of Grant. Each Option granted pursuant to this Article 6(e) will become exercisable in full on the date six months following the Date of Grant and, to the extent not theretofore exercised, will expire upon the earlier to occur of (i) the date of any affiliation of the Optionee with a competitor of the Corporation and its Subsidiaries or (ii) ten years following the Date of Grant.


7.       Exercise

         An Option may, subject to the provisions of the Agreement under which it was granted, be exercised in whole or in part by delivery to the Corporation of written notice of exercise, in such form as the Committee may prescribe, accompanied by full payment for the Shares with respect to which such Option is exercised. The Committee may provide that any Option shall be immediately exercisable in full on the later of (i) the date on which a change of control of the Corporation occurs, or (ii) six months after the Date of Grant, if a change of control of the Corporation has occurred prior to six months after the Date of Grant. The Committee may define change of control for this purpose in such manner as it deems appropriate under the circumstances.

8.       Nontransferability

         Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. An Option may be exercised only by the Optionee during his lifetime.

9.       Capital Adjustments

         The number and class of Shares subject to each outstanding Option, the Option Price thereof and the provisions of Articles 5 and 6 shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation.

10.      Termination and Amendment

         The Board shall have the power to terminate the Plan and the Committee shall have the power to amend it in any respect, provided that after the Plan has been approved by the shareholders of the Corporation, the Committee may not, without the approval of the shareholders of the Corporation, amend the Plan so as to change the aggregate number of Shares which may be issued under the Plan (except as provided in Article 9), change the class of persons eligible to receive Options or increase materially the benefits accruing to participants under the Plan and provided further that the provisions of paragraph (a) of
         Article 6 may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Security Act or the rules thereunder. No termination or amendment of the Plan shall adversely affect the rights or obligations of the holder of any Option previously granted under the Plan.

11.      Modification, Extension and Renewal of Options

         Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Options or accept the surrender of outstanding Options (to the extent not theretofore exercised) granted under the Plan or under any other stock option plan of the Corporation and authorize the granting of new Options in substitution therefor on such terms consistent with the Plan as the Committee may specify, provided, however, that no modification of an Option granted under the Plan shall, without the consent of the Optionee, alter or impair any of such Optionee's rights or obligations.

12.      Effectiveness of the Plan

         The Plan and any amendments requiring  shareholder approval pursuant to
         Article 10 are subject to approval by vote of the shareholders of the Corporation after their adoption by the Board or the Committee, respectively. Subject to such approval, the Plan and any amendments are effective on the date of such adoption. Options may be granted prior to shareholder approval of the Plan or amendments, but any such Option shall be granted subject to approval of the Plan or amendments by the shareholders. Except as may otherwise be required under Rule 16b-3 of the Exchange Act, the day on which any Option granted prior to shareholder approval of the Plan or such amendments is granted shall be the Date of Grant for all purposes as if the Option had not been subject to such approval. No Option granted subject to shareholder approval may be exercised prior to receipt of such approval.

13.      Term of the Plan

         Unless sooner terminated by the Board pursuant to Article 10, the Plan shall terminate on January 26, 2003, and no Options may be granted after termination. Termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

14.      Indemnification of Committee

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, to the fullest extent permitted under applicable law.

15.      General Provisions

                  a. The establishment of the Plan shall not confer upon any Nonemployee Director or Retired Employee Director any legal or equitable right against the Corporation, any Subsidiary or the Committee, except as expressly provided in the Plan.

                  b. The Plan does not constitute inducement or consideration for the employment or service of any Nonemployee Director or Retired Employee Director, nor is it a contract between the Corporation or any Subsidiary and Nonemployee Director or Retired Employee Director. Participation in the Plan shall not give a Nonemployee Director or Retired Employee Director any right to be retained in the service of the Corporation or any Subsidiary.

                  c. The interests of any Nonemployee Director or Retired Employee Director under the Plan or any Option are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

                  d. The Plan shall be governed, construed and administered in accordance with the laws of the State of Louisiana.




Adopted April 27, 1993; amended July 23, 1997; amended January 27, 1999